UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009 (June 30, 2009)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Medialink Worldwide Incorporated (the “Company”) entered into a Supplement to Separation Agreement and General Release (the “Supplemental Agreement”) with J. Graeme McWhirter, a former Director and Executive Vice President, effective as of June 30, 2009.  The Supplemental Agreement amends the Separation Agreement and General Release that the parties entered into as of December 30, 2005, pursuant to which Mr. McWhirter was receiving severance payments through December 31, 2010.  Pursuant to the terms of the Supplemental Agreement, no further severance payments will be made.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired

Not applicable

(b) Pro forma financial information

Not applicable

(c) Shell company transactions

Not applicable

(d) Exhibits

10.3(b)  Supplement to Separation Agreement and General Release, effective as of June 30, 2009, by and between Medialink Worldwide Incorporated and J. Graeme McWhirter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: July 7, 2009	By:	/s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.3(b)	Supplement to Separation Agreement and General Release, effective as of June 30, 2009, by and between Medialink Worldwide Incorporated and J. Graeme McWhirter.